Short-Term Debt	12 Months Ended
Dec. 31, 2019
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Short-Term Debt

NOTE 19   SHORT-TERM DEBT

We use our $4.5 billion commercial paper program for our short-term cash requirements. The commercial paper program is backstopped by the $4.5 billion unsecured revolving term credit facility (“Nutrien Credit Facility”). Short-term facilities are renegotiated periodically.

Short-term debt as at December 31 was comprised of:

	Rate of Interest (%)	2019	2018
Commercial paper	2.0 – 2.1	650	391
Other credit facilities [1]	0.8 – 10.4	326	238
		976	629

1  Credit facilities are unsecured and consist of South American facilities with debt of $149 (2018 – $216) and interest rates ranging from 3.00 percent to 10.38 percent, Australia facilities with debt of $157 (2018 – $Nil) and interest rates ranging from 0.75 percent to 2.09 percent, and Other facilities with debt of $20 (2018 – $22) and interest rates ranging from 1.64 percent to 2.50 percent.

The amount available under the commercial paper program is limited to the availability of backup funds under the Nutrien Credit Facility. As at December 31, 2019, we were authorized to issue commercial paper up to $4,500 (2018 – $4,500). Principal covenants and events of default under the Nutrien Credit Facility include a debt to capital ratio of less than or equal to 0.65:1 and other customary events of default and covenant provisions. Non-compliance with such covenants could result in accelerated repayment and/or termination of the credit facility. We were in compliance with all covenants as at December 31, 2019.

We also had other facilities available from which we could draw short-term debt, including a $500 uncommitted revolving demand facility and $820 of other facilities mostly denominated in foreign currencies. Our $500 accounts receivable securitization program was terminated in 2019.